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Exhibit 10.2B
Certain information in this document has been excluded pursuant to Regulation S-K, Item
601(b)(10). Such excluded information is not material and would likely cause competitive harm to the registrant if publicly disclosed.

.

AMENDMENT NUMBER 4

TO

RATE PER FLIGHT HOUR AGREEMENT

Between

FRONTIER AIRLINES, INC.

And

CFM International, Inc.

Agreement Number: 1-2494673211

Dated: September 12, 2025

This proposed Agreement will remain open until September 30th, 2025, and will expire if not signed by all Parties on or before that date.

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PROPRIETARY INFORMATION NOTICE

The information contained in this document is CFM Proprietary Information and is disclosed in confidence. It is the property of CFM and will not be used, disclosed to others or reproduced without the express written consent of CFM. If consent is given for reproduction in whole or in part, this notice and the notice set forth on each page of this document will appear in any such reproduction. Export control laws may also control the information contained in this document. Unauthorized export or re-export is prohibited.

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Amendment No. 4
to
RATE PER FLIGHT HOUR AGREEMENT
NO. 1-2494673211

This Amendment No. 4 (this “Amendment”) to CFM Rate per Flight Hour Agreement No. 1- 2494673211 (the “Service Agreement”) is entered into this 30th day of Sept, 2025 and made effective as of the17th day of October 2011, by and between CFM International, Inc. (“CFM”) and Frontier Airlines, Inc. (“AIRLINE”) (CFM and AIRLINE being hereinafter collectively referred to as the “Parties”). Capitalized terms used and not otherwise defined herein shall have the meanings as set forth in the Service Agreement.

WHEREAS, the Parties entered into the Service Agreement dated October 17, 2011 whereby CFM provides Engine shop maintenance and other services to support maintenance and overhauls of Airline’s specified CFM LEAP-1A Engines;

WHEREAS, the Parties entered into the Assignment, Assumption, and Amendment Agreement dated as of November 5th, 2013 whereby Republic Airways Holdings Inc. (“Republic”) assigned its rights and obligations under the Service Agreement to AIRLINE;

WHEREAS, the Parties entered into the Amendment No. 1 dated August 29th, 2017 (“Amendment 1”) whereby certain terms of the Service Agreement were amended;

WHEREAS, The Parties entered into the Amendment No. 2 dated August 12th, 2021 (“Amendment 2”) whereby additional Engines were added as covered Engines under the Service Agreement;

WHEREAS, The Parties entered into the Amendment No. 3 dated July 28, 2023 (“Amendment 3”) whereby the Parties wished to amend the Service Agreement to add [***] under the Service Agreement; and

WHEREAS, the Parties wish to amend the Service Agreement [***]. This Amendment, including all rights, obligations, and liabilities resulting therefrom, shall be deemed to have commenced and taken effect as of the (the "Effective Date"). All actions taken and obligations performed by the Parties from and after the Effective Date shall be deemed to have been taken and performed pursuant to and in accordance with the terms of the Service Agreement made effective as of the 9th day of September 2016 and this Amendment.

NOW THEREFORE, in consideration of the mutual covenants herein contained and other valuable consideration, the receipt and adequacy of which are hereby acknowledged the Parties agree as follows:

1.FIRST:
The sixth paragraph of Article 7.1 entitled “Covered Services Pricing” beginning with “In the event that AIRLINE’s actual monthly average operating parameters . . .” is deleted in its entirety and replaced with the following:

“In the event that AIRLINE’s actual monthly average operating parameters or actual average operating parameters are outside of the limits provided in Exhibit D, CFM will adjust the Popular Rate and/or the Restored Rate in accordance with AIRLINE’s monthly average operating parameters, as applicable to the terms set forth in Article 7.1.2 and Exhibit D.”

2.SECOND:

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The following Articles are added immediately after Article 7.1 entitled “Covered Services Pricing”, and before Article 7.2 entitled “Supplemental Services Pricing”:

“7.1.1 [***]

[***]

7.1.2 Severity Table Corner Point Expansion

In the event that any AIRLINE’S [***] parameters of flight leg, utilization, average take-off temperature, or derate (as applicable) is outside of the limits provided in the tables in Exhibit D “Price Adjustment Matrix”:

(i)[***]:

a.[***]

b.[***]

c.[***]

d.[***]

(ii)If a defined parameter is [***], CFM shall timely propose an expansion of the applicable table(s) in Exhibit D, subject to consultation with and approval in a timely manner by Customer, which Customer approval shall not be unreasonably withheld or unduly delayed. Subsequent to any such Customer approval, the parties shall enter into an amendment to the Service Agreement reflecting the foregoing. Unless and until the Parties reach an agreement on an expansion of the applicable table(s) in Exhibit D, 7.1.2(iii) shall apply.

(iii)[***]

3.THIRD; Rate Adjustments:

[***]

4.FOURTH:
Article 8.3 Payment Terms is deleted in its entirety and replaced with the following:

“8.3     Payment Terms

Customer will pay all invoices, including the initial invoice for Supplemental Services and the Restored Rates, within [***] from the date of the invoice. Prior to Engine redelivery to Customer, all issued invoices that are not being disputed in good faith for Supplemental Services and Restored Rates issued shall be paid. All payments shall be transmitted electronically to CFM'’s bank account as indicated on the invoice. Payment shall be effective upon receipt thereof.

If Customer fails to pay and/or reimburse any amount payable under this Service Agreement when due, at CFM first written request and without prejudice to any other rights available to CFM under this Service Agreement, Customer shall pay, on the Late Payment Interest Payment Date (as defined in Exhibit “Definitions”), to CFM (by way of liquidated damages and not as a penalty) interest on that amount, from the due date until and including the date of payment in full by Customer to CFM ("Late Payment Interest") based upon actual days elapsed in an assumed year of three hundred and sixty (360) days and twelve months of thirty (30) days each. Late Payment Interest will accrue (at the Late Payment Interest Rate, as defined in Exhibit “Definitions”) on a day-to-day basis and will be compounded monthly at the end of each calendar month.

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Payments will be applied to any late payment fees and then to the oldest outstanding amounts in order of succession. If Customer fails to make any payment, which is not the subject of a good faith dispute, when due, and does not cure such failure within [***] of such due date, CFM may terminate or suspend performance of all or any portion of this Service Agreement. In the event Customer's account becomes delinquent (excluding amounts in good faith dispute with CFM) or Customer's credit status with CFM negatively changes, different terms of payment or other commercially acceptable assurances of payment may be agreed between Customer and CFM, both parties acting reasonably.

In the event of a bona fide dispute regarding any the amount to be paid pursuant to any invoice, or any portion thereof, Customer shall within [***] of receipt of such invoice give written notice to CFM of such disputed invoice, or dispute portion thereof, together with reasonable substantiation of such dispute and any supporting documentation. CFM and Customer shall use their respective best efforts and allocate sufficient resources to resolve such dispute within [***] or as soon as practicable thereafter. In the event the Parties fail to resolve any such dispute invoice within such period, the dispute shall be resolved by designating senior managers to reach a resolution. Upon resolution, CFM shall credit Customer, or Customer shall pay to CFM, as applicable, settled amount of the disputed portion of the invoice within [***]. For clarification, Customer shall be required to pay the undisputed portion of any invoice in accordance with the payment terms for undisputed invoices set forth In this Service Agreement. To the extent Customer complies with the requirements of this Article, CFM shall not charge a fee for late payment, as set forth above, during that period of time such amount is disputed by the Parties.”

5.FIFTH:
The following article is added at the end of the Clause 6.5 (Engine Configuration) under Article 6 (Engine Shop Visit) of the Service Agreement:

[***]

[***]
[***]	[***]
[***]	[***]
[***]	[***]

[***]

[***]

[***]

6.EXHIBIT A: DEFINITIONS is amended to incorporate the following defined term in alphabetical order:

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“Late Payment Interest Payment Date" means the [***] of each calendar month.

“Late Payment Interest Rate" means [***].

[***]

[***]

[***]
[***]

7.Exhibit D titled “Price Adjustment Matrix” is deleted in its entirety and replaced with the Exhibit D attached to this Amendment.

Except as expressly set forth herein, all provisions of the Agreement shall remain in full force and effect. In the event of conflict between the terms of this Amendment and the terms of the Agreement, the terms of this Amendment shall take precedence.
This Amendment shall be governed by and construed in accordance with the laws of New York (USA).
This Amendment may be signed by the Parties in separate counterparts, and any single counterpart or set of counterparts, when signed and delivered to the other Parties shall together constitute one and the same document and be an original Amendment for all purposes.

IN WITNESS WHEREOF, the Parties have executed this Amendment effective as of the Effective Date.

CFM International, Inc.		Frontier Airlines, Inc.
Signature:	/s/ Sharyn Cones	Signature:	/s/ Howard Diamond
Name:	Sharyn Cones	Name:	Howard Diamond
Title:	Deputy VP Contracts	Title:	EVP, Legal and Corporate Affairs
Date:	September 30, 2025	Date:	September 30, 2025

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Exhibit D: Price Adjustment Matrix

When AIRLINE's actual operating parameters do not equal the values specified in the tables, CFM will calculate severity by performing linear interpolation with the values in the tables that are closest to the actual operating parameters. CFM will apply two-dimensional linear interpolation, as necessary, to the flight leg and derate tables and then between the utilization tables. The resultant severity value will be rounded to four (4) decimal places. The final severity applied will be the product of these severity values rounded to four (4) decimal places.

[***]

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